UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024 (June 5, 2024)

BLUE CHIP TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Icon Tower, # 105

First Floor

Dubai Internet City

Dubai, UAE

(Address of principal executive offices, including zip code.)

(307) 216-4405

(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Blue Chip Technologies Corp.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 4, 2024, the Corporation received notice of resignation from Mr. Sameer Kudsia (“Mr. Kudsia”) as an Independent Director of the Company. Mr. Kudsia’s resignation was not the result of any disagreements between Mr. Kudsia and the Company relating to the Company’s operations, policies, or practices.

On June 7, 2024, the Company received notice of resignation from Ms. Gurneet Kaur from the positions of President, Chief Executive  Officer, Treasurer, Chief Financial Officer, Secretary, and Director of the Corporation. Ms. Kaur’s resignation was not the result of any disagreements between Ms. Kaur and the Corporation relating to the Company’s operations, policies, or practices.

Effective immediately upon the resignation of Ms. Kaur, the Corporation appointed Mr. Waqas Nakhwa to serve as President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary, and Chairman of the Corporation’s Board of Directors to serve until the next annual meeting of the Corporation or until his respective successor is duly appointed. Mr. Nakhwa accepted all such appointments, effective as of June 7, 2024.

Additionally, on June 7, 2024, the Company appointed Mr. Vineet Jawa to serve as an independent member of the Corporation’s Board of Directors to serve until the next annual meeting of the Corporation or until his respective successor is duly appointed. Mr. Jawa accepted all such appointments, effective as of June 7, 2024.

The biographies for Mr. Nakhwa and Mr. Jawa follow:

Mr. Waqas Nakhwa: Mr. Nakhwa is the founder of two successful startups, professionally qualified as an electronics and telecommunication engineer with an MBA (Finance) and Green Belt Lean Six Sigma. Certified Sales force Admin and an Islamic banking professional. He has over 18 years of experience in Business Intelligence, Business process re- engineering, Sales & Business Development in varied Industries like E-Commerce, Banking, Telecom and Real Estate. Specifically, since Feb 2018, through the present, Mr. Nakhwa has acted as the CEO, and was a founder of Smart Chain LLC, which created Blockchain protocols for smart Wallet, RWA tokenization, NFT marketplace, dex, exchange and many more. The first company in Gulf Cooperation Council (GCC to deploy real estate tokenization platform and launched the first NFT café in GCC. Developed a proprietary wallet solution on multi chain use cases. Additionally, in July of 2021, Mr. Nakhwa founded Aqar Chain/Sokos Café/Sokos.io as where he continues as its CEO. Aqar Chain/Sokos Café/Sokos.io is a technology development company providing services in the emerging technology domain like Block chain, Artificial Intelligence, Machine Learning and IOT. First company in its capacity to develop Block chain protocols and solutions in the GCC region. He earned his MBA – Finance in June 2006 from the American E.C. University and a degree in Electronics and Telecommunications Engineering in March 2004 from Cambrian College of Applied arts and Technology.

The Company believes that Mr. Nakhwa possesses skills, attributes, and relevant experience that qualify him to serve as an officer of the Corporation, including his leadership skills, and experience.

Mr. Vineet Jawa: Mr. Jawa is a seasoned and dedicated Chartered Accountant with extensive experience in financial management, auditing, taxation, and advisory services. He possesses a strong understanding of accounting principles, regulatory compliance, and business operations. Adept at analyzing financial data, identifying trends, and providing strategic recommendations to enhance organizational efficiency and profitability. Known for meticulous attention to detail, exceptional analytical skills, and a commitment to delivering high-quality services. Specifically, from January 2020, through the present, he has been an internal auditor with Accor Hotels. From January 2018 to December 2019, he was an internal auditor with IHG Hotels and Resorts. From March 2014 to March 2019, he was an internal auditor for Vidya Metals Private Limited. From 2013 to December 2017, he was an internal auditor with Hyatt International. During the course of his employment with the foregoing, Mr. Jawa’s responsibilities included, but were not limited to conducting financial audits to assess compliance with regulatory requirements and internal policies. Preparing and analyzing financial statements, budgets, and forecasts to provide insights into the financial health of the organization. Advising clients on tax planning strategies and assisting with tax filings to minimize liabilities and maximize savings. Providing strategic financial guidance to support business decision-making and enhance operational efficiency. Mr. Jawa received a Bachelor of Commerce from Delhi University in 2009. He became a Chartered Accountant in 2012.

The Company believes that Mr. Jawa possesses skills, attributes, and relevant experience that qualify him to serve as an officer of the Corporation, including his leadership skills, and experience.

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Following the aforementioned resignations and appointments, the Company’s current officers and directors are as follows:

Name	Position(s)
Andrew Gaudet	Chief Operating Officer & Director

Waqas Nakhwa	President, Chief Executive Officer, Chief Financial Officer, Secretary, and Chairman of the Board of Directors

Vineet Jawa	Director

Navneet Bhushan Tayal	Director

Additionally, the Company deems it in the best interest of our current shareholders and the general public to provide the following table setting forth as of June 14, 2024 the beneficial ownership of the outstanding common stock of the Company by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 109,634,536 shares of common stock issued and outstanding.

Name & Address of Beneficial Owner	Common Shares Owned	Options Exercisable	Common Shares Beneficially owned	Percentage of Class (1)
Andrew Gaudet (2)(3) 30 North Gould Street, Suite R Sheridan, WY 82801	1,000,000	0	1,000,000	0.91%
Waqas Nakhwa (4)(5) 30 North Gould Street, Suite R Sheridan, WY 82801	72,944,965	0	72,944,965	66.53%
Vineet Jawa (6) 30 North Gould Street, Suite R Sheridan, WY 82801	0	0	0	0.00%
Navneet Bhushan Tayal (7) 30 North Gould Street, Suite R Sheridan, WY 82801	0	0	0	0.00%
All officers and Directors as a Group	73,944,965	0	73,944,965	67.44%

(1)

This table is based upon information derived from our stock records. We believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned; except as set forth above, applicable percentages are based upon 109,634,536 shares of common stock outstanding as of the date of this Current Report.

(2)

On September 18, 2023, the Company received notice of resignation from Mr. Andrew Gaudet from the positions of President, Chief Executive Officer, Treasurer, Chief Financial Officer, and, Secretary of the Company. Mr. Gaudet retained his position as a member of the Company’s Board of Directors.

(3)

Thereafter, on October 5, 2023, the Company appointed Mr. Gaudet to serve as the Company’s Chief Operating Officer to serve until the next annual meeting of the Company or until his respective successor is duly appointed.

(4)

On June 7, 2024, the Company appointed Mr. Waqas Nakhwa as the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and as Chairman of the Company’s Board of Directors.

(5)

As of the date hereof Mr. Waqas Nakhwa is the rightful owner of the 72,944,965 shares, however the legal transfer to Mr. Nakhwa has not been completed as the Transfer Agent. All documents requisite and necessary for the transfer of ownership have been submitted to the Transfer Agent but we have yet to receive confirmation that the transfer has been completed, we do however expect that this process will take no longer than 3-5 days from the date of this Current Report.

(6)

On June 7, 2024, the Company appointed Mr. Vineet Jawa as an independent director to its Board, Mr. Jawa will serve until the next annual meeting of the Company or until their respective successor is duly appointed.

(7)

On September 19, 2023, the Company appointed Mr. Navneet B. Tayal as an independent director to its Board, Mr. Tayal will serve until the next annual meeting of the Company or until their respective successor is duly appointed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CHIP TECHNOLOGIES CORP.

Dated: June 14, 2024	By:	/s/ Waqas Nakhwa
Waqas Nakhwa
President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Office

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